UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

Alpha Pro Tech, Ltd.
(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	01-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Centurian Drive, Suite 112
Markham, Ontario, Canada		L3R 9R2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, the Board of Directors (the “Board”) of Alpha Pro Tech, Ltd. (the “Company”) adopted the Amended and Restated Bylaws of the Company (as amended and restated, the “Bylaws”), effective on such date. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws. The changes to the Bylaws include the following:

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Article II, Section 2.01 (Meetings of the Stockholders – Place of Meetings). This section explicitly authorizes holding any meeting of stockholders by means of remote communication, as permitted under the General Corporation Law of the State of Delaware (the “DGCL”).

•
Article II, Section 2.04 (Meetings of the Stockholders – Adjournments). This section reflects updated Section 222(c) of the DGCL, which expands the circumstances under which an adjourned meeting can be reconvened without the Company having to send out a new meeting notice.

•
Article II, Section 2.05 (Meetings of the Stockholders – Notice of Meetings). This section clarifies that only notice of a special meeting must state the purposes of the meeting and provides that notice may be given by electronic transmission in accordance with applicable law.

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Article II, Section 2.06 (Meetings of the Stockholders – List of Stockholders). This section has been revised to reflect updated Section 219(a) of the DGCL, which no longer requires the Company to make the stockholder list available for inspection during the stockholders’ meeting.

•
Article II, Section 2.08 (Meetings of the Stockholders – Organization). This section has been revised to clarify that either the chair of a stockholdersʼ meeting or the Board may adopt procedural rules and regulations for such meetings. This section also adds that the chair may take all actions appropriate for the proper conduct of a meeting.

•
Article II, Section 2.09 (Meetings of the Stockholders – Voting; Proxies). This section has been revised to reflect updated Section 116 of the DGCL, which includes a safe harbor for the execution and delivery by electronic transmission of documents relating to a stockholder’s authorization of another person to act for the stockholder by proxy.

•	Article II, Section 2.11 (Meetings of the Stockholders – Fixing the Record Date). This section has been revised to accurately reflect Section 213 of the DGCL.

•
Article II, Section 2.12 (Meetings of the Stockholders – Advance Notice of Stockholder Nominations and Proposals ).  This section adds an advance notice provision that requires a stockholder to give adequate notice to the Company of any nominations of persons for the election of directors and other business to be brought by such stockholder before stockholders’ meetings. In order to properly bring business (including director nominations), a stockholder must give the Company written notice between 120 and 90 days before the anniversary of the prior year’s annual meeting. The notice period adjusts to the extent the date of the annual meeting changes in any significant way. The advance notice provision also sets forth certain informational requirements for a stockholder to make director nominations and propose other business, as well as providing for certain procedural mechanics in connection with such nominations and proposals for other business. Additionally, a stockholder delivering a nomination notice pursuant to the advance notice provision must fully comply with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, upon request, must deliver to the Company, no later than five (5) business days prior to the meeting, reasonable evidence that the stockholder has satisfied Rule 14a-19(a)(3) under the Exchange Act. The procedural requirements of Section 2.12 do not affect the rights of stockholders to present a proposal at a stockholders’ meeting in compliance with Rule 14a-8 under the Exchange Act and request inclusion of such proposal in the Company’s proxy statement.

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Article III, Section 3.02 (Board of Directors – Number; Term of Office; Qualifications). This section clarifies that only the Board can fix the total number of directors, and that such Board action must be approved by a majority of the total number of directors then in office.

•	Article III, Section 3.14 (Board of Directors – Quorum of Directors). This section has been revised to provide that a majority of the total number of directors then in office constitutes a quorum.

•
Article III, Section 3.17 (Board of Directors – Chair of the Board). This section has been revised to provide that the Board may annually elect a director to serve as the Chair of the Board. This section was moved from the Article entitled “Officers” to the Article entitled “Board of Directors” in order to reflect that the Chair is not necessarily an executive position.

•
Article III, Section 3.18 (Board of Directors – Committees of the Board of Directors). This section has been revised to reflect that the Board has elected for the Company to be governed by Section 141(c)(2) of the DGCL. This section also clarifies that a majority of the members of a committee shall constitute a quorum and the vote of a majority of the members present at a meeting at which there is a quorum shall be the act of the committee.

•	Article IV (Officers), Sections 4.01, 4.03 through 4.08. These sections reflect the Companyʼs current leadership structure and set forth each officer’s duties and authority in greater detail.

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Article IV, Section 4.02 (Officers – Term). This section provides that each officer holds office until such officer’s successor is elected and qualified or until his or her earlier death, resignation or removal instead of annual terms, and clarifies that an officer can resign by providing notice.

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Article VI, Section 6.04 (General Provisions – Conflict with Applicable Law or Certificate of Incorporation).  This section has been added to clarify that where the Bylaws conflict with any applicable law or the Certificate of Incorporation, the conflict is to be resolved in favor of such law or the Certificate of Incorporation.

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Article VI, Section 6.05 (General Provisions – Books and Records).  This section has been added to update the electronic storage requirements for all of the Company’s books and records in accordance with Section 224 of the DCGL.

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Article VI, Section 6.06 (General Provisions – Forum for Adjudication of Disputes).  This section provides that the Delaware Court of Chancery shall be the exclusive forum for certain claims, including breach of a fiduciary duty claims and actions asserting a claim under the DGCL, and that the federal district courts shall be the exclusive forum for claims under the Securities Act of 1933, as amended.

In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Bylaws. The foregoing summary of the changes effectuated by the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

ExhibitNumber	Exhibit

3.1	Amended and Restated Bylaws of Alpha Pro Tech, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: December 19, 2022	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer